SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 3, 1996
(Date of earliest event reported)




                               Renco Metals, Inc.
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            (Exact name of registrant as specified in its charter)



Delaware                                333-4513                     13-3724916
- ------------------------              -------------          -------------------
(State or Other Juris-                (Commission               (I.R.S. Employer
diction of Incorporation)              File Number)          Identification No.)



238 North 2200 West, Salt Lake City, UT                                    84116
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (801) 532-2043
                                                   -----------------------------




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                     This Document contains exactly 4 Pages.
                         The Exhibit Index is on page 4.

ITEM 5.  OTHER EVENTS
         ------------

     On July 3, 1996, Renco Metals, Inc., a Delaware corporation (the "Company"), issued $150,000,000 aggregate principal amount of the Company's 11
1/2% Senior Notes due 2003 (the "Notes"). The offering was underwritten by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement dated June 28, 1996, by and among the Company, Magnesium Corporation of America ("Magcorp"), Sabel Industries, Inc. ("Sabel"), and the Underwriter. The Notes are fully and unconditionally guaranteed by Sabel and Magcorp.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

     (c) Exhibits



                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                        Description
- -----------        --------------     ------------------------------------------

    4.1                  4            Indenture,  dated as of July 1, 1996,  for
                                      the 11 1/2% Senior Notes due 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          Renco Metals, Inc.





                                           By:  /s/ Roger Fay
                                                Roger Fay
                                                Vice President


Date:  July 17, 1996

                                  EXHIBIT INDEX


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.                       Description
- ----------        ---------------        --------------------------------------
   4.1                  4                Indenture  dated as of July 1, 1996 for
                                         the 11 1/2% Senior Notes due 2003